UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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TURINCO, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TURINCO, INC.
Suite 2610, 1066 West Hastings Street
Vancouver, British Columbia, Canada, V6E 3X2

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on July 24, 2006

      Dear Shareholder:

     The Annual Meeting of Shareholders (the “Annual Meeting”) of Turinco, Inc. (the “Company”) will be held at Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2, on July 24, 2006 at 11:00 a.m. (Pacific Time).

      At the Annual Meeting, shareholders will be asked:

1.	To elect five directors to our board of directors;

2.	To approve a name change of the Company to Arvana Inc.;

3.	To ratify and approve the Company’s 2006 Stock Option Plan;

4.	To ratify the engagement of Dohan and Company as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2006; and

5.	To transact any other business properly brought before the Annual Meeting and any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this Notice. Only shareholders of record of the Company’s common stock at the close of business on June 7, 2006 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof.

     It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. Please review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding the voting instructions. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee.

     If you are planning to attend the Annual Meeting in person, you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a shareholder of record, your ownership of the Company’s common stock will be verified against the list of shareholders of record as of June 7, 2006 prior to being admitted to the Annual Meeting. If you are not a shareholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee) you must also provide proof of beneficial ownership as of June 7, 2006, such as your most recent account statement prior to June 7, 2006, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

     If you would like to register to receive materials relating to the Annual Meeting of shareholders electronically next year instead of by mail, please go to www.icsdelivery.com and follow the instructions to enrol. You will be required to click on the name of your broker or other participating nominee through which you hold your shares, and to provide your account number with the broker/nominee and certain additional information such as your e-mail address. We highly recommend that you consider electronic delivery of these documents as it helps to lower the Company’s costs and reduce the amount of paper mailed to your home.

By Order of the Board of Directors

Michael Jervis

Director and Chief Executive Officer
June 22, 2006

TURINCO, INC.
Suite 2610, 1066 West Hastings Street
Vancouver, British Columbia, Canada
V6E 3X2

PROXY STATEMENT
FOR THE 2006 ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON JULY 24, 2006

THE ANNUAL MEETING

General

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Turinco, Inc. (“We”, the “Company” or “Turinco”) for use at the 2006 annual meeting of the shareholders to be held on July 24, 2006 at 11:00 a.m. (Pacific Time) at Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2, and at any adjournment thereof, for the purposes set forth in the accompanying notice of annual meeting.

     This proxy statement, the notice of meeting, the enclosed form of proxy and our Annual Report on Form 10-KSB for the year ended December 31, 2005 are expected to be mailed to our shareholders on or about June 22, 2006.

Entitlement to Vote

     If you are a record holder of shares of our common stock on the record date, you may vote those shares of our common stock in person at the annual meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

     You can vote the shares that you own on the record date by either attending the annual meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the annual meeting and to vote in person.

You may revoke your proxy at any time before it is voted by:

(a) filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the annual meeting;

(b) executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary at any time before the taking of the vote at the annual meeting; or

(c) attending at the annual meeting, giving affirmative notice at the annual meeting that you intend to revoke your proxy and voting in person. Please note that your attendance at the annual meeting will not, in and of itself, revoke your proxy.

     All shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted in accordance with the instructions of the shareholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying notice of meeting. The shares represented by each proxy will also be voted for or against such other matters as may properly come before the annual meeting in the discretion of the persons named in the proxy as proxy holders. We are not aware of any other matters to be presented for action at the annual meeting.

     Any written revocation of proxy or subsequent later-dated proxy should be delivered to Turinco, Inc., Suite 2610, 1066 West Hastings Street, Vancouver, B.C., V6E 3X2, Attention: Karen Engleson, Corporate Secretary.

Record Date and Shares Entitled to Vote

     Our board of directors has fixed the close of business June 7, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 15,391,500 shares of our common stock issued, outstanding, and entitled to vote at the annual meeting. Holders of common stock are entitled to one vote at the annual meeting for each share of common stock held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

Quorum

     A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the annual meeting is one percent of our issued and outstanding shares as of the record date.

     In order to be counted for purposes of determining whether a quorum exists at the annual meeting, shares must be present at the annual meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

1. shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

2. shares represented by properly executed proxies for which no instruction has been given; and

3. broker non-votes.

     Broker non-votes occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Votes Required

     Proposal Number One – Election of Directors: The affirmative vote of the holders of a plurality of the shares of common stock voting is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-

votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

     Proposal Two – Name Change: The affirmative vote of the holders of a majority of the shares of our common stock outstanding on the record date is required for the approval of the amendment to our Articles of Incorporation to effect a name change. Shareholders may vote in favor of or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum, and will have the same effect as a vote against this proposal.

     Proposals Three and Four – Stock Option Plan and Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock voting at the annual meeting in person or by proxy is required for the approval of our 2006 Stock Option Plan and the ratification of the appointment of our independent registered accountants. Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to these proposals.

Shareholder Proposals

     No proposals have been received from any shareholder to be considered at the annual meeting.

Other Matters

     It is not expected that any matters other than those referred to in this proxy statement will be brought before the annual meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the annual meeting.

Solicitation Of Proxies

     This proxy solicitation is being made on behalf of our board of directors. We will solicit proxies initially by mail. Further solicitation may be made by our directors, officers and employees personally, by telephone, facsimile, e-mail, Internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this proxy statement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of May 31, 2006 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and
  each named executive officer, each director and all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Based on information furnished to us by the beneficial owners of our common stock listed below, we believe such owners have sole investment and voting power with respect to their shares (unless otherwise noted), subject to community property laws where applicable. For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following April 30, 2006, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

     The number of shares beneficially owned and the percentage of shares beneficially owned are based on 15,391,500 shares of common stock outstanding as of May 31, 2006. Each share is entitled to one vote.

	As of May 31, 2006
Name and Address of Beneficial Owner	Shares	Percent
Named Executive Officers and Directors(1)

Sir John Baring(2)
Chairman	130,000	0.8%

Michael Jervis(2)	144,000 (3)	0.9%
Director and Chief Executive Officer

Leonard Gordon	None	0.0%
Director and Chief Financial Officer

Ross Wilmot	120,000	0.8%
Director

Robert Russell	None	0.0%
Director

Karen Engleson	144,000 (4)	0.2%
Corporate Secretary

Directors and Executive Officers as a Group (Six Persons)	394,000	2.6%
Beneficial Owners of in Excess of 5%
(other than Named Executive Officers and Directors)

IP Horizon LLC(5)
808 Priscilla Street	1,500,000(6)	9.75%
Salisbury, Maryland 21804

	As of May 31, 2006
Name and Address of Beneficial Owner	Shares	Percent

Pensbreigh Holdings Ltd.(7)
Chancery House High Street	1,067,000	6.93%
Bridgetown, Barbados

(1)	The address of the executive officers and directors is c/o Turinco, Inc., Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2.
(2)	Sir John Baring was our interim chief executive officer from May 20, 2005 to October 17, 2005, at which time Mr. Jervis was appointed chief executive officer.
(3)	Includes 24,000 shares held by Mr. Jervis’ wife, Karen Engleson.
(4)	Includes 120,000 shares held by Ms. Engleson’s husband, Michael Jervis.
(5)	The beneficial owner of IP Horizon, LLC is Draper Holdings Business Trust.
(6)

The Company issued 1,500,000 shares to IP Horizon, LLC (“IPH”) upon the Company’s acquisition of Arvana Networks Inc. (“Arvana Networks”). IPH was one of the shareholders of Arvana Networks at the time of the Arvana Networks transaction. IPH was issued these shares in exchange for a commitment to deliver equipment, software and network hardware for the initial launching of the Company’s voice over the internet (VOIP) telephone services in Brazil. IPH also agreed to provide termination services to Arvana Networks for these VOIP telephone services at its cost plus an administration fee not to exceed 13 percent. As of December 31, 2005, the Company had not received the assets to be acquired in connection with this transaction or other consideration. Accordingly, the 1,500,000 shares are not reflected on our financial statements as having been issued.

(7)	The beneficial owner of Pensbreigh Holdings Ltd. is Mr. Katsumi Sato.

     We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the annual meeting except for our current and future directors and executive officers inasmuch as they may be granted stock options or stock awards pursuant to our 2006 Stock Option Plan:

1. each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

2. each nominee for election as one of our directors; or

3. any affiliate or associate of any of the foregoing persons.

PROPOSAL NUMBER ONE
ELECTION OF DIRECTORS TO THE
BOARD OF DIRECTORS OF THE COMPANY

Election of Directors

     We propose to elect five directors, each to hold office until each director’s successor is elected and qualified at our next annual meeting.

     The persons named in the enclosed proxy will vote for the election of the nominees listed under “Nominees for Election of Directors” below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our board of directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our board of directors.

     The affirmative vote of a plurality of the votes present in person or by proxy at the annual meeting and entitled to vote on the election of directors is required for election of each nominee as a director. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Nominees For Election As Directors

     Each of Sir John Baring, Michael Jervis, Leonard Gordon, Ross Wilmot and Robert Russell has been nominated by our board of directors to be elected as a director to hold office until the 2007 annual meeting of our shareholders. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals. Each of Sir John Baring, Michael Jervis, Leonard Gordon, Ross Wilmot and Robert Russell have consented to being named in this proxy statement and to serve, if elected. In the event that any of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors And Executive Officers

     Our current executive officers and directors are as follows:

Name and Municipality of Residence	Age	Position	Director Since

Sir John Baring (1)(2)	59	Chairman of the Board of Directors	May 20, 2005
New York, NY

Michael Jervis(2)	69	Director and Chief Executive Officer	August 19, 2005
Coquitlam, BC

Leonard Gordon	72	Director and Chief Financial Officer	March 17, 2005
Los Angeles, CA

Ross Wilmot (1)	62	Director	August 19, 2005
South Surrey, BC

Robert Russell (1)	36	Director	August 19, 2005
Salisbury, MD

Karen Engleson	55	Corporate Secretary	N/A
Coquitlam, BC

(1)	Member of our Audit Committee and our Compensation Committee
(2)	Sir John Baring was our interim Chief Executive Officer from May 20, 2005 to October 17, 2005. Mr. Jervis was appointed as our Chief Executive Officer on October 17, 2005.

     Set forth below is a brief description of the background and business experience of each of our executive officers and directors for the past five years:

     Sir John Baring – Sir John was appointed interim Chief Executive Officer and Director on May 20, 2005. Following the appointment of Mr. Jervis as Chief Executive Officer on October 17, 2005, Sir John was appointed Chairman of the Board. Sir John brings more than 30 years of banking and investing experience to management. Since June 2000, Sir John has acted as a managing and founding member of Mercator Management LLC, a leading fund management company and, from September 1999 to June 2004, was a managing and founding member of Mercator Capital LLC, a financial advisory company. Sir John is also a director of Bank Street Telecom Funding Corp.

     Michael Jervis – Mr. Jervis was appointed President and Chief Executive Officer on October 17, 2005. He was appointed Director on August 19, 2005. Mr. Jervis is an experienced telecommunications professional with a background in telephony and subscription television. Prior to this, Mr. Jervis held senior management positions in B.C. Telephone (now Telus), Premier Cablevision, Rogers Cable TV, and Multivision Communications Corp. Mr. Jervis was Chief Operating Officer for Multivision Communications Corp. from 1997 until May 2001 at which time he then became an independent business consultant. In addition to serving on the board of Turinco, Mr. Jervis is on the board of Multivision Communications Corp.

     Leonard Gordon – Mr. Gordon was appointed Chief Financial Officer and Director on March 17, 2005. Mr. Gordon has been the Chief Executive Officer of Commercial Scientific Corporation since 2001, a firm that provides consulting services to development stage companies in the complex technology industries. Prior to this, Mr. Gordon has accumulated 20 years experience in chief executive and other senior management positions in the financial services, engineering and high technology businesses.

     Ross Wilmot – Mr. Wilmot was appointed Director on August 19, 2005. Mr. Wilmot is a Chartered Accountant and for the past ten years has provided independent financial consulting services. In addition to serving on the board of Turinco, Mr. Wilmot serves the following public companies, CTF Technologies Inc., Orex Ventures Inc., Orko Silver Corporation, Avigo Resources Corp., and Verb Exchange Inc. He is a Director in all of the companies and Chief Financial Officer in all but Verb Exchange. Mr. Wilmot is the Chairman of the audit committee.

     Robert Russell – Mr. Russell was appointed Director on August 19, 2005. Mr. Russell is President and Chief Executive Officer of IP Horizon, LLC, a major shareholder of Arvana and Arvana’s technology and termination partner. IP Horizon is a division of Draper Holdings Business Trust (DHBT). Mr. Russell was recruited in 1999 by DHBT, a company known for accomplishments in television and radio broadcasting. As President of DHBT’s Technology Division, Mr. Russell has spent the past 5 years constructing a new “wing” of the 30-year-old communications and media conglomerate.

     Karen Engleson – Ms. Engleson joined the Company in July, 2005 and was appointed Corporate Secretary in October, 2005. She is acting as the Chief Financial Officer of the subsidiary company Arvana Networks. Ms. Engleson is presently the Chief Financial Officer of Multivision Communications Corp., a company that provides subscription television, and wireless data services in the country of Bolivia. Ms. Engleson was the Controller of Multivision Communications Corp. from 1996 to May 2005, at which time she was appointed as Chief Financial Officer of Multivision Communications. Prior to working with Multivision Communications, Ms. Engleson was Controller of Financial Operations for Rogers Cable TV, a major cable-TV operator in Canada. She was appointed Corporate Secretary on October 17, 2005. Ms. Engleson has a degree in Business Administration from Simon Fraser University and is a Certified General Accountant.

Other Officers

     Our officers also include Iain Drummond, our Vice-President of Business Development, and David Troy, our Chief Technology Officer. Set forth below is a brief description of the background and business experience of Mr. Drummond and Mr. Troy:

     Iain Drummond – Mr. Drummond was appointed Vice-President of Business Development in March 2005. He has over 30 years experience in global information technology marketing. Mr. Drummond commenced his career in Europe where he handled large private sector accounts for International Computers Ltd. (now Fujitsu). He subsequently managed a number of their overseas subsidiaries in South-east Asia, India, and the Middle East before being appointed president of the Canadian subsidiary in 1987.

     David Troy – Mr. Troy was appointed Chief Technology Officer in August, 2005. Mr. Troy has over 20 years experience with programming, systems, and software design and implementation. He has developed and implemented several pioneering software systems, including integrated provisioning, customer relations management, telephony, and management systems. He also has experience with a wide range of networking, software, and hardware platforms.

Terms Of Office

     Each member of our board of directors is elected annually and holds office until the next annual meeting of shareholders or until his or her successor has been elected or appointed, unless his or her office is earlier vacated in accordance with our bylaws. Our officers serve at the discretion of our board of directors and are appointed annually.

Family Relationships

Ms. Engleson is married to Mr. Michael Jervis.

Meetings of Directors During the Last Fiscal Year

     The Company’s board of directors held one meeting during the fiscal year ended December 31, 2005. The Company does not have a formal policy with respect to director attendance at annual shareholders meetings, however, all directors are encouraged to attend. The Company did not hold an annual shareholders meeting last year.

     Shareholders may contact an individual director, the board of directors as a group, or a specified board committee or group, including the non-employee directors as a group, by writing to: Turinco, Inc., Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2, Attn: board of directors.

     The board of directors has determined that the following directors are independent, as defined in the listing standards of the American Stock Exchange (the “AMEX”): Ross Wilmot, Sir John Baring and Robert Russell.

Audit Committee And Audit Committee Financial Expert

     Our board of directors has established an audit committee that is comprised of Ross Wilmot, Chairman, Sir John Baring and Robert Russell, each of whom our board of directors has determined is independent” as that term is defined in Rule 121 of the American Stock Exchange (“AMEX”) listing standards. Our board of directors has further determined that Mr. Wilmot qualifies as an “audit committee financial expert”, as defined by the rules of the SEC.

     The audit committee recommends independent accountants to audit its financial statements, discusses the scope and results of the audit with the independent accountants, considers the adequacy of the internal accounting controls, considers the audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. The audit committee held two meetings during 2005.

     Our audit committee has adopted a written charter which is attached to this proxy statement as Exhibit A.

Report of the Audit Committee

     The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2005 with the Company’s management. In addition, the audit committee has discussed with the Company’s independent registered public accounting firm, Dohan and Company, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from Dohan and Company required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed, with Dohan and Company, their independence. The audit committee considered the compatibility of non-audit services with the auditors’ independence. Based on the discussions and reviews referenced above, the audit committee recommended to the Company’s board of directors that the audited financial statements for the year ended December 31, 2005 be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. The audit committee has selected Dohan and Company to serve as the Company’s Independent Registered Public Accounting Firm for the year 2006.

     The audit committee of the board of directors of Turinco, Inc.:

Ross Wilmot (Chairman)
Sir John Baring
Robert Russell

Compensation Committee

     Our board of directors has established a compensation committee that is comprised of Robert Russell, Chairman, Sir John Baring and Ross Wilmot.

     The compensation committee is responsible for considering and authorizing terms of employment and compensation of directors, executive officers and providing advice on compensation structures in the various jurisdictions in which our Company operates. In addition, the compensation committee reviews our overall salary objectives and any significant modifications made to employee benefit plans, including those applicable to directors and executive officers, and proposes any awards of stock options and incentive and deferred compensation benefits.

     The compensation committee does not currently have a written charter, but is considering adopting a formal charter to govern its responsibilities and conduct.

Corporate Governance and Nominating Committee

     We do not have a nominating committee of the board of directors and the board believes it is appropriate not to have such a committee as a result of the ability of the board, as a whole, to provide similar functions as to those that would otherwise be provided by a nominating committee.

     All of our directors participate in the consideration of director nominees. Candidates may come to the board’s attention through current directors, management, shareholders or other persons. Candidates are evaluated at regular or special meetings of the board and may be considered at any point during the year. The board may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board or management.

     We do not have a policy with regard to the consideration of any director candidates recommended by security holders. However, the board will review correspondence and other communications it receives from security holders and, therefore, is of the view that it is appropriate for us not to have such a policy. The board will consider candidates recommended by security holders and will do so upon their receipt of information that includes the candidates name and qualifications. The information can be delivered to us as provided below in the section entitled “Contacting Our Board of Directors”.

Contacting the Board of Directors

     Shareholders may communicate with our directors by mail at the following address: Board of Directors, c/o Corporate Secretary, Turinco, Inc., Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia V6E 3X2.

Code Of Ethics

     We have adopted a Code of Ethics that applies to all the Company’s directors, officers and employees. A copy of our Code of Ethics is attached to our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Executive Compensation

Compensation of Executive Officers

     The following table sets forth certain compensation information for Mr. Michael Jervis, our chief executive officer, and Sir John Baring, our former chief executive officer for the fiscal year ended December 31, 2005. Mr. Jervis and Sir John Baring are our “named executive officers”.

     No executive officer of the Company earned total annual salary and bonus exceeding $100,000 during the fiscal year ended December 31, 2005.

Summary Compensation Table
		Annual Compensation			Long Term Compensation
					Awards		Payouts
						Securities
						Under-
				Other		lying
				Annual	Restricted	Options/		All Other
	Year			Compen-	Stock	SARs *	LTIP	Compen-
Name and Title	(3)	Salary	Bonus	sation	Awards	(#)	Payouts	sation

Michael Jervis(1)	2005	$30,084	0	0	0	0	0	0
Director and Chief
Executive Officer

Sir John Baring(2)	2005	$20,000	0	0	0	0	0	0
Chairman and Former
Chief Executive Officer

(1)	Mr. Jervis was appointed as our chief executive officer on October 17, 2005.
(2)	Sir John Baring was our interim chief executive officer from May 20, 2005 to October 17, 2005. Sir John Baring was paid $10,000 cash and the balance of $10,000 has been accrued for payment in stock.
(3)	Neither Mr. Jervis nor Sir John Baring were employed by us during the 2004 or 2003 fiscal years.

     No compensation was paid to Ms. Penny Smith, our former chief executive officer, during any of fiscal 2005, 2004 or 2003.

Stock Option Grants

     We did not grant any stock options to our named executive officer during our fiscal year ended December 31, 2005. In June 2006, we granted a total of 400,000 options to our named executive officers. For details, refer to the “New Plan Benefits” table in “Proposal Number Three: Approval of 2006 Stock Option Plan”.

Exercise of Stock Options and Year-End Option Values

     No stock options were exercised by our named executive officers during our fiscal year ended December 31, 2005. No stock options were held by our named executive officers as of December 31, 2005.

Long-Term Incentive Plans

     We do not have any long-term incentive plans, pension plans, or similar compensatory plans for our directors or executive officers.

Compensation of Directors

     Leonard Gordon, Sir John Baring and Ross Wilmot are each paid U.S. $5,000 per month for serving on the board of directors. These fees are payable fifty percent in cash and fifty percent in shares of common stock of the Company. To date, no shares have been issued and are being accrued by the Company. We periodically grant stock options to our directors as an incentive for their service to the Company and to further align their interests with the long-term interests of the Company’s stockholders. We are recommending the shareholders approve a 2006 Stock Option Plan that will permit the grant of incentive stock options to our directors. On June 5, 2006, we granted stock options to the following directors: Michael Jervis (250,000), Sir John Baring (150,000), Ross Wilmot (150,000), Leonard Gordon

(75,000) and Robert Russell (75,000). These options vest one-third on each of January 1, 2007, January 1, 2008 and January 1, 2009. The options have an exercise price of $1.25 and expire on December 31, 2009.

Change of Control Agreements

     We are not party to any change of control agreements with any of our directors or executive officers.

Employment and Consulting Contracts

     We have entered into a consulting agreement with Mr. Michael Jervis, our president and chief executive officer, that provides for an initial base consultant fee at the annual rate of $84,000 Canadian. Mr. Jervis is entitled to expense reimbursements and certain incentives as they are approved by the Board.

We are not party to any employment contracts with any of our directors or executive officers.

Equity Compensation Plan Information

     As of December 31, 2005, the Company did not have any equity compensation plans. On June 5, 2006, the board of directors approved the 2006 Stock Option Plan and recommended that it be submitted to the Company’s shareholders for approval. Details of that Plan can be found in Proposal Number Three “Approval of the 2006 Stock Option Plan”.

Compliance With Section 16(A) Of The Securities Exchange Act

     Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of the our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received by us, we believe that during the fiscal year ended December 31, 2005 all such filing requirements applicable to our officers and directors were complied with except as noted below:

	Number of Late	Transactions Not Timely	Known Failures To File a
Name and Principal Position	Reports	Reported	Required Form

John Baring	One	One	None
Chairman and Director

Michael Jervis	One	None	None
CEO and Director

Leonard Gordon	None	None	None
CFO and Director

Ross Wilmot	One	None	None
Director

Robert Russell	One	None	One
Director

Karen Engleson	One	None	None
Corporate Secretary

IP Horizon, LLC	One	One	One
10% Shareholder

Certain Relationships And Related Transactions

     Except for the transactions described below, during the last two years none of our directors, officers or principal shareholders, nor any associate or affiliate of the foregoing have any interest, direct or indirect, in any transaction, or in any proposed transactions, which has materially affected or will materially affect us.

Acquisition of Arvana Networks

     In August 2005, we completed a transaction whereby we acquired all the issued and outstanding shares of Arvana Networks Inc., a company incorporated in Barbados (“Arvana Networks”). The following of our 5% shareholders were issued the number of shares of our common stock set forth below in consideration of their sale of shares of Arvana Networks in connection with such acquisition.

Name of Shareholder	Number of Shares of Turinco Common Stock Issued
IP Horizon, LLC	1,500,000(1)
Pensbreigh Holdings	1,067,000

(1)

IPH was issued these shares in exchange for a commitment to deliver equipment, software and network hardware for the initial launching of the Company’s VOIP telephone services in Brazil. IPH also agreed to provide termination services to Arvana Networks for these VOIP telephone services at its cost plus an administration fee not to exceed 13 percent. As of December 31, 2005, the Company had not received the assets to be acquired in connection with this transaction or other consideration. Accordingly, the 1,500,000 shares are not reflected on our financial statements as having been issued.

     In connection with the completion of the acquisition of Arvana Networks, we paid an amount of $25,000 and issued 130,000 common shares to Sir John Baring, a director of the Company. These shares were valued at $296,400 based on the market value at the date of issue. The common shares were issued as a finders fee for the introduction of IPH to Arvana Networks. This amount is included in the stock-based compensation paid in the transaction with Arvana Networks.

Executive Compensation

     For the year ended December 31, 2005, $162,899 was incurred by the Company for services rendered by directors, the President, the Chief Financial Officer and the Corporate Secretary of Turinco, Inc. and the President and Corporate Secretary of Arvana Networks. An additional amount of $60,451 was incurred by Arvana Networks prior to acquisition for services rendered by its directors and officers.

Accounts Payable and Accrued Liabilities

     At December 31, 2005, accounts payable and accrued liabilities included $20,760 owed by the Company to directors and officers and companies controlled by directors and officers of the Company. These amounts are unsecured, non-interest bearing and payable on demand.

Legal Proceedings

     Except as disclosed herein, during the past five years none of our directors or executive officers is, or has been, a general partner or executive officer of any business that filed a bankruptcy petition (or had a bankruptcy petition filed against it), either at the time of filing or within two years prior to such time. In September 2004, while Mr. Ross Wilmot was a director of Verb Exchange Inc., that company and its operating subsidiary filed notices of intention to file proposals under the Bankruptcy and Insolvency Act of British Columbia, with the intention of submitting a proposal to their creditors in connection with a restructuring of their affairs. The proposals were subsequently accepted by the creditors and approved by the Supreme Court of British Columbia, and the restructuring was completed.

     None of our directors or executive officers has, within the past five years, been convicted in a criminal proceeding or been the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses).

     None of our directors or executive officers has, within the past five years, been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

     None of our directors or executive officers has, within the past five years, been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

     There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE
DIRECTOR NOMINEES SET FORTH ABOVE. DIRECTORS ARE ELECTED BY A
PLURALITY OF THE VOTES CAST

PROPOSAL NUMBER TWO
APPROVAL OF PROPOSED AMENDMENT TO THE ARTICLES
OF INCORPORATION TO EFFECTUATE A CHANGE IN NAME
OF THE COMPANY TO “ARVANA INC.”

Name Change

     Due to the Company’s recent acquisition of Arvana Networks Inc., the board of directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Turinco, Inc. to Arvana Inc. See “Prior Operational History” below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name. The Company believes that the name change will better communicate the Company’s plan to operate its telecommunications business under the “Arvana” brand name.

     The board of directors approved a resolution to amend the Articles of Incorporation on June 7, 2006 to change the Company’s name to Arvana Inc., subject to shareholder approval. By approving this proposal, the shareholders will authorize the board of directors to amend the Company’s Articles of Incorporation as set forth in Exhibit B. The amendment embodies Article I changing the text to:

     “The name of the corporation is “Arvana Inc.”.

     After the name change, it is anticipated that the Company’s trading symbol for the Bulletin Board will be changed from TURI.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO
AMEND THE ARTICLES OF INCORPORATION TO EFFECTUATE A NAME CHANGE

PROPOSAL NUMBER THREE
APPROVAL OF THE 2006 STOCK OPTION PLAN

General

     On June 5, 2006, our board of directors adopted our 2006 Stock Option Plan (the “Plan”). The purpose of the Plan is to enhance the long-term shareholder value of the Company by offering opportunities to our directors, officers, employees and eligible consultants to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

     The Internal Revenue Code of 1986 (the “Internal Revenue Code”), among other things, provides certain tax advantages to persons granted stock options under a qualifying “incentive stock option plan.” In order to take advantage of the favorable tax attributes associated with such options that may be granted under the Plan, it is proposed that the shareholders approve the Plan.

     A copy of the Plan is attached to this proxy statement as Exhibit C and the following description is qualified in its entirety by reference to the complete text of the Plan.

Grants Of Options Under The Plan

     The Plan authorizes the administrator of the Plan to grant stock options to our directors, officers, employees and eligible consultants (each a “Participant”).

     Options that are eligible for grant under the Plan to Participants include:

(a) incentive stock options (“ISO Options”), whereby we will grant options to purchase shares of our common stock to Participants with the intention that the options qualify as “incentive stock options” as that term is defined in Section 422 of the Internal Revenue Code;

(b) non-incentive stock options (“NQSO Options”), whereby we will grant options to purchase shares of our common stock to Participants that do not qualify as “incentive stock options” under the Internal Revenue Code.

Shares Subject To The Plan

     Subject to adjustment from time to time as provided in the Plan, the number of shares of our common stock available for issuance pursuant to grants of Options under the Plan is 3,000,000 shares of common stock. Shares issued under the Plan shall be drawn from the authorized and unissued shares of our common stock. As of June 5, 2006, 1,600,000 Options to acquire shares of our common stock had been granted under the Plan. Accordingly, Options to acquire 1,400,000 shares of our common stock remain available for future grants of Options under the Plan. The shares subject to the Plan will be registered at our expense pursuant to the Securities Act of 1933, as amended (the “Act”), and applicable state securities acts, or will be issued by us pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The market value of the shares of common stock underlying the options is $1.10 per share, based on the market price of our stock on June 16, 2006.

Plan Administrator

     The Plan shall be administered by our board of directors (the “Board”) or a committee (a “Committee”) appointed by, and consisting of two or more members of, the Board (the “Plan Administrator”). At any time when no Committee has been appointed to administer the Plan, then the Board will be the Plan Administrator. To date the entire Board has acted as the Plan Administrator.

     Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of common stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Options. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Options and may from time to time adopt and change rules and regulations of general application for the Plan’s administration.

Stock Options

     The Plan provides for the issuance of either NQSO Options or ISO Options to Participants for the purchase of shares of our common stock from the 3,000,000 shares which have been set aside for grants of Options under the Plan. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Internal Revenue Code, which will provide certain favorable tax consequences to Participants who are granted and elect to exercise such Options. The Plan Administrator may grant either NQSO Options or ISO Options for such number of shares to eligible participants as the Plan Administrator from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options. The Plan Administrator is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Plan Administrator, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for NQSO Options and 100% of the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of the Company, the exercise price of ISO Options may not be less than 110% of the fair market value of the Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised more than five years after the grant. The fair market value of a share of the Company’s Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the NASD OTC Bulletin Board.

     Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Plan Administrator shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a Participant during any calendar year under the Plan (and under all incentive stock option plans of the Company and its subsidiaries qualified under the Internal Revenue Code) shall not exceed $100,000. Accordingly, if the aggregate fair market value of the stock subject to ISO Options which becomes exercisable for the first time by a Participant (under all plans) exceeds $100,000 during any calendar year, the Options to which the excess value is attributable will be treated as NQSO Options.

     The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.

     Unless otherwise set forth in the instrument that evidences the Option, all unvested Options terminate immediately upon the termination of the Participant’s employment with the Company. Any vested options will terminate on the earliest of:

(i)

if the Participant’s termination occurs for reasons other than cause, retirement, disability (as each of those terms are defined the Plan) or death, the day which is three months after such termination;

(ii)	if the Participant’s termination occurs by reason of retirement, disability or death, the one-year anniversary of such termination; and

(iii)	the termination date specified in the applicable option agreement.

     Notwithstanding, if the Participant dies after his or her termination but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such termination shall expire upon the earlier of the termination date specified in the applicable option agreement and the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

     Further, in case of termination of the Participant’s employment or service relationship for cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for cause are discovered after the Participant’s relationship with the Company or a related company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

     Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Plan Administrator. An Option is not transferable or assignable except by will or the laws of descent and distribution.

     Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Plan Administrator in each individual grant.

Participants

     Options may be granted to any officer, director or employee of the Company or a parent or subsidiary of the Company that the Plan Administrator from time to time selects. An Option may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or a parent or subsidiary of the Company (a “Consultant Participant”), so long as such Consultant Participant (a) is a natural person or an alter ego entity of the natural person providing the services; (b) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company’s securities. It is impossible at this time to determine who in the future among the eligible Participants may be selected to receive grants of Options under the Plan or the number of shares of the Company’s Common Stock which may be the subject of any Options granted. It is expected, however, that these determinations will be made on the basis of the eligible person’s responsibilities and present and potential contributions to the success of the Company as indicated by the Plan Administrator’s evaluation of the position such eligible person occupies.

Adjustments

     With limited exceptions, in the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of common sock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities that may be made subject to the Plan and issuable as Incentive Stock Options and the maximum number and kind of securities that may be made subject to Options and to Options to any individual; (ii) the number and kind of securities that are subject to any outstanding Options and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. The Plan provides for alternate adjustments in the event of a dissolution or liquidation of the Company or in the event of a corporate transaction, as defined in the Plan, involving the Company.

Termination And Amendment

     Unless sooner terminated as provided in the Plan, the Plan shall terminate ten years after the earlier of the Plan’s adoption by the Board and approval by the shareholders. The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Internal Revenue Code or any applicable law or regulation, shareholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require shareholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only. The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Option shall not, without the Participant’s consent, materially adversely affect any rights under any Option theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.

Effective Date

     The Plan became effective June 5, 2006. If the shareholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options. The Company expects that the ISO Options and NQSO Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under “Federal Income Tax Consequences,” below.

US Federal Income Tax Consequences

     A Participant receiving a NQSO Option under the Plan will not be in receipt of income under the Internal Revenue Code and the applicable Treasury Regulations thereunder, upon the grant of the NQSO Option. However, the Participant will realize income at the time the NQSO Option is exercised in an amount equal to the excess of the fair market value of the common stock acquired on the date of exercise or six months thereafter with respect to a participant subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under Section 83 of the Internal Revenue Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and the Company will be entitled to deduct that same amount as a compensation expense. The tax basis of any common stock received by a participant will be its fair market value on the exercise date.

     The granting of ISO Options will not produce income under the Internal Revenue Code and the applicable Treasury Regulations to the Participant and will not result in a tax deduction to the Company. Upon exercise of such rights, any cash a Participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the Participant as ordinary income. The amount of income recognized by a Participant will be deductible by the Company. The tax basis of any Common Stock received by a Participant will be its fair market value on the exercise date.

     Upon the granting of ISO Options, no taxable event will occur to a Participant upon such grant or upon the exercise of ISO Options and the Company will not be entitled to federal income tax deductions as the result. When a Participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to the Company for federal income tax purposes.

New Plan Benefits

     The following table provides information for awards that have been made to the individuals listed under the Company’s 2006 Stock Option Plan. Additional future awards may be granted to the individuals listed and such other individuals as determined by the board of directors or the Administrator at their discretion. Since the granting of options is discretionary, future awards are not determinable at this time.

NEW PLAN BENEFITS
Plan Name
Name and Position	Dollar Value ($)	Number of Units (1)
Michael Jervis, President and Chief Executive Officer	N/A	250,000
Sir John Baring(2)	N/A	150,000
Executive Group	N/A	175,000
Non-Executive Director Group	N/A	225,000
Non-Executive Officer Employee Group	N/A	800,000

(1)

Represents options to purchase shares of common stock that were granted on June 5, 2006. The options vest one-third on each of January 1, 2007, January 1, 2008 and January 1, 2009. The options have an exercise price of $1.25 and expire on December 31, 2009.

(2)	Sir John Baring was our chief executive officer from May 20, 2005 to October 17, 2005.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
THE PROPOSAL TO RATIFY AND APPROVE THE 2006 STOCK OPTION PLAN

PROPOSAL NUMBER FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTANTS

     Our board of directors has appointed Dohan and Company effective January 25, 2006 as the independent registered accountants of the Company for the fiscal year ending December 31, 2006. Dohan and Company audited the Company’s financial statements for the fiscal year ending December 31, 2005.

     The Company does not anticipate that a representative of Dohan and Company will be present at the annual meeting.

     In the event ratification by the shareholders of the appointment of Dohan and Company as the Company’s independent registered accountants is not obtained, our board of directors will reconsider such appointment.

Change of Auditors

     The Company engaged Dohan and Company, Certified Public Accountants, as its principal independent registered accounting firm effective January 25, 2006. Concurrent with this appointment, BDO Dunwoody LLP, Chartered Accountants ("BDO Dunwoody"), resigned as our principal independent registered accounting firm effective January 25, 2006. The decision to change principal independent registered accounting firm was approved by our board of directors.

     During the period of BDO Dunwoody’s engagement as the Company’s principal independent registered accounting firm from September 9, 2005 to January 25, 2006, there were no disagreements with BDO Dunwoody on any matter of accounting principles or practices, financial statement disclosure or review scope or procedures. BDO Dunwoody did not report on any of our financial statements and BDO Dunwoody did not advise us of any reportable event or default listed in paragraph (iv) of Regulation S-B Item 304(a)(1).

     The Company provided BDO Dunwoody with a copy of the foregoing disclosures and requested in writing that BDO Dunwoody furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Company received the requested letter from BDO Dunwoody wherein they have confirmed their agreement to the Company’s disclosures. A copy of BDO Dunwoody’s letter was filed as an exhibit to our Current Report on Form 8-K dated January 31, 2006.

     On September 2, 2005, the Company dismissed its former independent accountants, Madsen & Associates CPA’s, Inc (“Madsen & Associates”). The audit reports of Madsen & Associates for the years ended December 31, 2004 and December 31, 2003 contained an opinion expressing substantial doubt as to ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion. The board of directors participated in and approved the decision to change independent accountants.

     In connection with its audit for the fiscal years ended December 31, 2004 and December 31, 2003 and the interim periods until the date of dismissal, there were no disagreements with Madsen & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Madsen & Associates would have caused them to make reference thereto in their report on the financial statements. During the fiscal years ended December 31, 2004 and December 31, 2003 and the interim period and to the date of dismissal there were no reportable events (as defined in regulation S-K Item 304 (a)(1)(v)).

     The Company requested that Madsen & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the above statements. The Company received the requested letter from Madsen & Associates which is filed as an exhibit to our Current Report on Form 8-K dated September 7, 2005.

     On September 6, 2005, the board of directors voted to engage BDO Dunwoody to audit its financial statements for the year ended December 31, 2005. The Company did not consult BDO Dunwoody during the fiscal years ended December 31, 2004 and December 31, 2003 and to the date of engagement, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements and no written or oral advice was provided to us that was an important factor in reaching a decision as to an accounting, auditing or financial issue.

     During the fiscal years ended December 31, 2004 and December 31, 2003 and prior to the date of engagement, we did not consult BDO Dunwoody on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Audit Fees

     The following table sets forth information regarding the amount billed to us by our independent auditor, Dohan and Company, and our prior independent auditor, BDO Dunwoody LLP, for our last fiscal year ended December 31, 2005, and by our previous independent auditor, Madsen & Associates, CPA’s Inc. for our previous fiscal year ended December 31, 2004:

	Years ended December 31
	2005	2004
Audit Fees:	$77,000	$2,930
Audit Related Fees:	$53,036	None
Tax Fees:	None	None
All Other Fees:	None	None
Total:	$130,036	$2,930

Audit Fees

     Audit Fees are the aggregate fees billed by our independent auditor for the audit of our consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

     Approximately eighty-three percent of the hours expended on the principal accountant's engagement to audit our financial statements were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. The principal accountant reviewed all work done by such individuals.

Audit-Related Fees

     Audit-Related Fees are fees charged by our independent auditor for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees." This category comprises fees billed for independent accountant review of our interim financial statements and management discussion and analysis, as well as advisory services associated with our financial reporting.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

     Our Audit Committee pre-approves all audit services to be provided to us by our independent auditors. Our Audit Committee’s policy regarding the pre-approval of non-audit services to be provided to us by our independent auditors is that all such services shall be pre-approved by the Audit Committee. Non-audit services that are prohibited to be provided by our independent auditors may not be pre-approved. In addition, prior to the granting of any pre-approval, our Audit Committee must be satisfied that the performance of the services in question will not compromise the independence of the independent auditors.

     The Audit Committee was formed in October 2005 and has pre-approved all services provided by our auditor since that date.

Independence

     Our Audit Committee has considered whether the non-audit services provided by our independent auditors are compatible with maintaining its independence.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE
RATIFICATION OF THE ENGAGEMENT OF DOHAN AND COMPANY AS THE
INDEPENDENT REGISTERED ACCOUNTANTS OF THE COMPANY FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2006

FORWARD–LOOKING STATEMENTS

     This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

     Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

     It is anticipated that the release date for the Company’s proxy statement and form of proxy for this current annual meeting of shareholders will be June 22, 2006. In accordance with SEC Rule 14a-8, the deadline for submission of shareholder proposals to be included in the proxy statement and form of proxy for the Company’s next Annual Meeting of shareholders will be February 22, 2007. Shareholder proposals must satisfy the conditions established by SEC rules for shareholder proposals in order to be included in the Company’s proxy statement for that meeting.

     In accordance with our Bylaws, in order to be properly brought before the 2007 Annual Meeting, a shareholder’s notice of the matter the shareholder wishes to present, or the person or persons the shareholder wishes to nominate as a director, must be delivered to the Corporate Secretary of the Company at our principal executive offices not less than 60 days nor more than 90 days before the first anniversary of this year’s meeting. As a result, any notice given by a shareholder pursuant to the provisions of our Bylaws (and not pursuant to the SEC’s Rule 14a-8) must be received no earlier than April 25, 2007 and no later than May 25, 2007, unless our 2007 annual meeting date is advanced or delayed by more than 30 days from the date contemplated at the time of this proxy statement, then proposals must be received not earlier than 90 days prior to the date of next year’s annual meeting and not later than 60 days prior to the date of next year’s annual meeting or, if a public announcement of the date of next year’s annual meeting is made by the Company less than 70 days prior to such meeting, then the deadline for submission will be 10 days following the date such announcement is first made by the Company. To be in proper form, a shareholders’ notice must include the specified information concerning the proposal or nominee as described in our Bylaws. A shareholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements. The Company will not consider any proposal or nomination that does not meet the Bylaw requirements and the SEC’s requirements for submitting a proposal or nomination.

Proposals or notices of intention to present proposals should be addressed to: Karen Engleson, Corporate Secretary, Suite 2610, 1066 West Hastings Street, Vancouver, B.C., V6E 3X2. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100

F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding our Company.

By Order of the Board of Directors of Turinco, Inc.

Michael Jervis
Chief Executive Officer and Director

Vancouver, B.C.
June 22, 2006

EXHIBIT A

TO THE PROXY STATEMENT OF
TURINCO HOLDINGS, INC.
FOR ITS 2006 AGM

AUDIT COMMITTEE CHARTER

TURINCO INC.
A NEVADA CORPORATION

AUDIT COMMITTEE CHARTER

PURPOSE

The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its oversight responsibilities by reviewing the financial information which will be provided to the shareholders and others; reviewing the systems of internal controls which management and the Board have established; appointing, retaining and overseeing the performance of independent accountants; and overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements.

The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section 3 of the Charter. The Committee shall be given full and direct access to the Board Chairman, Company executives, and independent accountants as necessary to carry out these responsibilities. However, the Committee's function is one of oversight only and shall not relieve the Company's management of its responsibilities for preparing financial statements which accurately and fairly present the Company's financial results and condition, or the responsibilities of the independent accountants relating to the audit or review of financial statements.

COMPOSITION OF THE AUDIT COMMITTEE

The Committee shall be comprised of not less than three directors, each of whom will be independent as required by Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any rules and regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC"), and the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the preceding three years. Each appointed Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	Review annually the Committee Charter for adequacy and recommend any changes to the Board.

2.

Review the significant accounting principles, policies and practices followed by the Company in accounting for and reporting its financial results of operations in accordance with generally accepted accounting principles (“GAAP”).

3.	Review the financial, investment and risk management policies followed by the Company in operating its business activities.

TURINCO INC.
A NEVADA CORPORATION

4.

Review the Company's annual audited financial statements, related disclosures, including the MD&A portion of the Company's filings, and discuss with the independent accountants the matters required to be discussed by Auditing Standard No. 61, including (a) the quality as well as acceptability of the accounting principles applied in the financial statements, and (b) new or changed accounting policies; significant estimates, judgments, uncertainties or unusual transactions; and accounting policies relating to significant financial statement items.

5.

Review any management letters or internal control reports prepared by the independent accountants or the Company's internal auditors and responses to prior management letters, and review with the independent accountants the Company's internal financial controls.

6.

Review the effectiveness of the independent audit effort, including approval of the scope of, and fees charged in connection with, the annual audit, quarterly reviews and any non-audit services being provided.

7.

Be directly responsible for the appointment, determination of the compensation for, retention and oversight of the work of the independent accountant employed to conduct the audit (including resolution of disagreements between the independent accountants and management regarding financial reporting) or other audit, review or attest services. The independent accountants shall report directly to the Committee.

8.

Pre-approve all audit services and permissible non-audit services by the independent accountants, as set forth in Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder by the SEC, for the engagement of independent accountants to render services to the Company, including but not limited to policies that would allow the delegation of pre-approval authority to one or more members of the Committee, provided that any pre-approvals delegated to one or more members of the Committee are reported to the Committee at its next scheduled meeting.

9.	Review the hiring policies for any employees or former employees of the independent accountants.

10.

Obtain on an annual basis a formal written statement from the independent accountants delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard No. 1, and review and discuss with the accountants any disclosed relationships or services the accountants have with the Company which may affect the accountants' independence and objectivity. The Committee is responsible for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent accountants.

11.

For each of the first three fiscal quarters and at year end, at a Committee meeting review with management the financial results, the proposed earnings press release and formal guidance which the Company may plan to offer, and review with the independent accountants the results of their review of the interim financial information and audit of the annual financial statements.

12.	Review management's analysis of any significant accounting issues, changes, estimates, judgments or unusual items relating to the financial statements and the selection, application and

TURINCO INC.
A NEVADA CORPORATION

effects of critical accounting policies applied by the Company (including an analysis of the effect of alternative GAAP methods) and review with the independent accountants the reports on such subjects delivered pursuant to Section 10A(k) of the Exchange Act and the rules and regulations promulgated thereunder by the SEC.

13.	Following completion of the annual audit, review separately with the independent accountants and management any significant difficulties encountered during the course of the audit.

14.

Engage and determine funding for such independent professional advisers and counsel as the Committee determines are appropriate to carry out its functions hereunder. The Company shall provide appropriate funding to the Committee, as determined by the Committee, for payment of (1) compensation to the independent accountants for services approved by the Committee, (2) compensation to any outside advisers retained by the Committee, and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

15.	Report to the Board on a regular basis on the major events covered by the Committee and make recommendations to the Board and management concerning these matters.

16.

Perform any other activities consistent with this charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate, including but not limited to the Company's legal and regulatory compliance.

17.	Approve all related party transactions, as defined by applicable Nasdaq Rules, to which the Company is a party.

18.

Establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

AUDIT COMMITTEE MEETINGS

The Committee will meet on a regular basis at least four times each year, and will hold special meetings as circumstances require. The timing of the meetings to be scheduled for an upcoming fiscal year shall be determined by the Committee prior to the beginning of such fiscal year. A calendar of proposed meetings will be reviewed by the Committee at the same time as the annual Committee Charter review. The calendar shall include appropriate meetings to be held separately with representatives of the independent accountants and management, including a meeting to conduct the reviews required under Section 3.13 above. In addition, the Committee will meet at any time that the independent accountants believe communication to the Committee is required.

At all Committee meetings a majority of the total number of members shall constitute a quorum. All meetings shall be held subject to and in accordance with Section 307 (including without limitation notice, quorum and votes/actions of the committee) and other applicable sections of applicable General Corporation Law. Minutes shall be kept of each meeting of the Committee.

EXHIBIT B

TO THE PROXY STATEMENT OF
TURINCO HOLDINGS, INC.
FOR ITS 2006 AGM

CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF TURINCO, INC.

1.	Name of corporation: TURINCO, INC.

2.	The articles have been amended as follows (provide article numbers, if applicable):

Article 1 of the Articles of Incorporation be hereby replaced as follows:

ARTICLE FIRST

Name

The name of the corporation is ARVANA INC.

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: _____%

4.	Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5.	Officer Signature (required):

KAREN ENGLESON, Corporate Secretary

EXHIBIT C

TO THE PROXY STATEMENT OF
TURINCO HOLDINGS, INC.
FOR ITS 2006 AGM

2006 STOCK OPTION PLAN

TURINCO INC. 2006
STOCK OPTION PLAN

ARTICLE 1. THE PLAN

1.1           Title

This plan is entitled the “2006 Stock Option Plan” (the "Plan") of Turinco Inc., a Nevada corporation (the "Company”).

1.2            Purpose

The purpose of the Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company and any Related Company, as defined below, to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company or a Related Company.

ARTICLE 2. DEFINITIONS

The following terms will have the following meanings in the Plan:

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing the award or in an employment or services agreement between the Company or a Related Company and a Participant, means a material breach of the employment or services agreement, dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Common Stock" means the common stock, $0.001 par value, of the Company.

"Consultant Participant" means a Participant who is defined as a Consultant Participant in Article 5.

"Corporate Transaction," unless otherwise defined in the instrument evidencing the Option or in a written employment or services agreement between the Company or a Related Company and a Participant, means consummation of either.

(a)	a merger or consolidation of the Company with or into any other corporation, entity or person or

(b)

a sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all the Company's outstanding securities or all or substantially all the Company's assets; provided, however, that a Corporate Transaction shall not include a Related Party Transaction.

"Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

"Employment Termination Date" means, with respect to a Participant, the first day upon which the Participant no longer has an employment or service relationship with the Company or any Related Company.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means the per share value of the Common Stock determined as follows (a) if the Common Stock is listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; (b) if the Common Stock is not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if there is no such reported market for the Common Stock for the date in question, then an amount determined in good faith by the Plan Administrator.

"Grant Date" means the date on which the Plan Administrator completes the corporate action relating to the grant of an Option or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied, provided that conditions to the exercisability or vesting of Options shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means the right to purchase Common Stock granted under Article 7.

"Option Expiration Date" has the meaning set forth in Article 7.6.

"Option Term" has the meaning set forth in Article 7.3.

"Participant" means the person to whom an Option is granted and who meets the eligibility requirements imposed by Article 5, including Consultant Participants, as defined in Article 5.

"Plan Administrator" has the meaning set forth in Article 3.1.

"Related Company" means any entity that, directly or indirectly, is in control of or is controlled by the Company.

"Related Party Transaction" means (a) a merger or consolidation of the Company in which the holders of Common Stock immediately prior to the merger hold at least a majority of the Common Stock in the Successor Corporation immediately after the merger; (b) a sale, lease, exchange or other transaction in one transaction or a series of related transactions of all or substantially all the Company's assets to a wholly-owned subsidiary corporation; (c) a mere reincorporation of the Company; or (d) a transaction undertaken for the sole purpose of creating a holding company that will be owned in substantially the same proportion by the persons who held the Company's securities immediately before such transaction.

"Retirement," unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan, means retirement on or after the individual's normal retirement date under the Company's 401(k) plan or other similar successor plan applicable to salaried employees.

"Securities Act" means the Securities Act of 1933, as amended.

"Successor Corporation" has the meaning set forth in Article 11.3.1.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Article 7.4.

ARTICLE 3. ADMINISTRATION

3.1            Plan Administrator

The Plan shall be administered by the Board or a committee appointed by, and consisting of two or more members of, the Board (the "Plan Administrator"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any committee acting as Plan Administrator, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. At any time when no committee has been appointed to administer the Plan, then the Board will be the Plan Administrator.

3.2            Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in the Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Options under the Plan, including the selection of individuals to be granted Options, the type of Options, the number of shares of Common Stock subject to an Option, all terms, conditions, restrictions and limitations, if any, of an Option and the terms of any instrument that evidences the Option. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Option and may from time to time adopt and change rules and regulations of general application for the Plan's administration. The Plan Administrator's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate administrative duties to such of the Company's officers as it so determines.

ARTICLE 4. STOCK SUBJECT TO THE PLAN

4.1            Authorized Number of Shares

Subject to adjustment from time to time as provided in Article 11.1, the number of shares of Common Stock available for issuance under the Plan shall be three million (3,000,000) shares.

4.2            Reuse of Shares

Any shares of Common Stock that have been made subject to an Option that cease to be subject to the Option (other than by reason of exercise or settlement of the Option to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Options under the Plan. In the event shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the share number stated in Article 4.1, subject to adjustment from time to time as provided in Article 11.1; and provided, further, that for purposes of Article 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

4.3            Limitations

Subject to adjustment from time to time as provided in Article 11.1, not more than an aggregate of three million (3,000,000) shares shall be available for issuance pursuant to grants of Stock Options under the Plan.

ARTICLE 5. ELIGIBILITY

An Option may be granted to any officer, director or employee of the Company or a Related Company that the Plan Administrator from time to time selects. An Option may also be granted to any consultant, agent, advisor or independent contractor who provides services to the Company or any Related Company (a “Consultant Participant”), so long as such Consultant Participant (a) is a natural person or an alter ego entity of the natural person providing the services; (b) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (c) does not directly or indirectly promote or maintain a market for the Company's securities.

ARTICLE 6. OPTIONS

6.1            Form and Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Options to be granted under the Plan. Options may be granted singly or in combination.

6.2            Settlement of Options

The Company may settle Options through the delivery of shares of Common Stock, the granting of replacement Options or any combination thereof as the Plan Administrator shall determine. Any Option settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Option payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

ARTICLE 7. GRANTS OF OPTIONS

7.1            Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2            Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, provided that:

(a)            the exercise price for Options granted to Participants other than Consultant Participants but shall not be less than the minimum exercise price required by Article 8.3 with respect to

Incentive Stock Options and shall not be less than 85% of Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options;

(b)            the exercise price for Options granted to Consultant Participants shall not be less than the lesser of 85% of Fair Market Value of the Common Stock on the Grant Date.

7.3            Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the "Option Term") shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten years from the Grant Date.

7.4            Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time.

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than "full-time" as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Article 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5            Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be in accordance with the requirements of the Chapter 78 of the Nevada Revised Statutes and the Articles of Incorporation and Bylaws of the Company, must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase.

7.6            Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if the Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a)	Except as otherwise set forth in this Article 7.6, any portion of an Option that is not vested and exercisable on the Employment Termination Date shall expire on such date.

(b)	Any portion of an Option that is vested and exercisable on the Employment Termination Date shall expire on the earliest to occur of

	(i)	if the Participant's Employment Termination Date occurs for reasons other than Cause, Retirement, Disability or death, the day which is three months after such Employment Termination Date;

	(ii)	if the Participant's Employment Termination Date occurs by reason of Retirement, Disability or death, the one-year anniversary of such Employment Termination Date; and

	(iii)	the last day of the Option Term (the "Option Expiration Date").

Notwithstanding the foregoing, if the Participant dies after his or her Employment Termination Date but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Employment Termination Date shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case of termination of the Participant's employment or service relationship for Cause, all Options granted to that Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant's employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant's rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after the Participant's relationship with the Company or a Related Company has ended, any Option then held by the Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c)

A Participant's transfer of employment or service relationship between or among the Company and any Related Company, or a change in status from an employee to a consultant, agent, advisor or independent contractor or a change in status from a consultant, agent, advisor or independent contractor to an employee, shall not be considered a termination of employment or service relationship for purposes of this Article 7. Unless the Plan Administrator determines otherwise, a termination of employment or service relationship shall be deemed to occur if a Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

(d)	The effect of a Company-approved leave of absence on the application of this Article 7 shall be determined by the Plan Administrator, in its sole discretion.

(e)

If a Participant's employment or service relationship with the Company or a Related Company terminates by reason of Disability or death, the Option shall become fully vested and exercisable for all the shares subject to the Option. Such Option shall remain exercisable for the time period set forth in this Article 7.6.

ARTICLE 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1            Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2            Eligible Employees

Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options.

8.3            Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a "Ten Percent Stockholder"), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4            Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the Employment Termination Date if termination was for reasons other than death or disability, (b) more than one year after the Employment Termination Date if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant's reemployment rights are guaranteed by statute or contract.

8.5            Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.6            Code Definitions

For the purposes of this Article 8, "parent corporation," "subsidiary corporation" and "disability" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

ARTICLE 9. WITHHOLDING

9.1            General

The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Option. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

9.2            Payment of Withholding Obligations in Cash or Shares

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a portion of any Common Stock that would otherwise be issued to the Participant having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate), or (d) surrendering any Common Stock that the Participant previously acquired having a value equal to the tax withholding obligations (up to the employer's minimum required tax withholding rate to the extent the Participant has held the surrendered shares for less than six months).

ARTICLE 10. ASSIGNABILITY

Neither an Option nor any interest therein may be assigned, pledged or transferred by the Participant or made subject to attachment or similar proceedings other than by will or by the applicable laws of descent and distribution, and, during the Participant's lifetime, such Options may be exercised only by the Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Option or may permit a Participant to designate a beneficiary who may exercise the Option or receive payment under the Option after the Participant's death; provided, however, that any Option so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Option.

ARTICLE 11. ADJUSTMENTS

11.1           Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure, including, without limitation, a Related Party Transaction, results in (a) the outstanding Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Article 4 and the maximum number and kind of securities that may be made subject to Options and to Options to any individual as set forth in Article 4.3, and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Corporate Transaction shall not be governed by this Article 11.1 but shall be governed by Articles 11.2 and 11.3, respectively.

11.2           Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Option has not been waived by the Plan Administrator, the Option shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

11.3           Corporate Transaction

Options

(a)

In the event of a Corporate Transaction, except as otherwise provided in the instrument evidencing an Option (or in a written employment or services agreement between a Participant and the Company or Related Company) and except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the surviving corporation, the successor corporation or its parent corporation, as applicable (the "Successor Corporation").

(b)

If, in connection with a Corporate Transaction, the Successor Corporation refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to 100% of the unvested portion of the Option. In such case, the Plan Administrator shall notify the Participant in writing or electronically that the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Corporate Transaction has occurred.

(c)

For the purposes of this Article 11.3, the Option shall be considered assumed or substituted for if following the Corporate Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Corporate Transaction is not solely Common Stock of the Successor Corporation, the Plan Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely Common Stock of the Successor Corporation substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d)	All Options shall terminate and cease to remain outstanding immediately following the Corporate Transaction, except to the extent assumed by the Successor Corporation.

11.4           Further Adjustment of Options

Subject to Articles 11.2 and 11.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to the Participants, with respect to Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Options so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change of control that is the reason for such action.

11.5           Limitations

The grant of Options shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

11.6           Fractional Shares

In the event of any adjustment in the number of shares covered by any Option, each such Option shall cover only the number of full shares resulting from such adjustment.

ARTICLE 12. AMENDMENT AND TERMINATION

12.1           Amendment or Termination of Plan

The Board may suspend, amend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would (a) increase the total number of shares available for issuance under the Plan, (b) modify the class of employees eligible to receive Options, or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a "modification" to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of the Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

12.2           Term of Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years after the earlier of the Plan's adoption by the Board and approval by the stockholders.

12.3           Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Option shall not, without the Participant's consent, materially adversely affect any rights under any Option theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article 12 shall not be subject to these restrictions.

ARTICLE 13. GENERAL

13.1           Evidence of Options

Options granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

13.2           No Individual Rights

Nothing in the Plan or any Option granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without Cause.

13.3           Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent the Plan or any instrument evidencing an Option provides for issuance of stock certificates to reflect the issuance of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

13.4           No Rights as a Stockholder

No Option or Stock Option denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Option.

13.5           Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

13.6           Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Options granted to Participants employed in such countries and to meet the objectives of the Plan.

13.7           No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

13.8           Severability

If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator's determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option, and the remainder of the Plan and any such Option shall remain in full force and effect.

13.9           Choice of Law

The Plan and all determinations made and actions taken pursuant heretoshall be governed by the laws of the State of Nevada without giving effect to principles of conflicts of law.

ARTICLE 14. EFFECTIVE DATE

The effective date is June 5, 2006, being the date on which the Plan was adopted by the Board. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

PROXY

TURINCO, INC.

ANNUAL MEETING OF STOCKHOLDERS

July 24, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TURINCO, INC.

The undersigned, revoking all prior proxies, hereby appoint(s) Michael Jervis and Karen Engleson and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of stock of Turinco, Inc., a Nevada corporation (the “Corporation”), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Corporation to be held at the offices of the Corporation, Suite 2610, 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2, on Monday, July 24, 2006 at 11:00 a.m., local time, and any adjournment thereof (the “Meeting”):

1.	To elect five directors to the Corporation’s Board of Directors.			Nominees:

	[ ]	FOR ALL NOMINEES	[ ]	Sir John Baring

	[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Michael Jervis

	[ ]	FOR ALL EXCEPT (see instruction below)	[ ]	Leonard Gordon
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold as shown here: ■
			[ ]	Ross Wilmot

			[ ]	Robert Russell

		For	Against	Abstain

2.	To approve a name change of the Corporation to Arvana Inc.	[ ]	[ ]	[ ]

3.	To ratify and approve the Corporation’s 2006 Stock Option Plan.	[ ]	[ ]	[ ]

4.	To ratify the engagement of Dohan and Company as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2006	[ ]	[ ]	[ ]

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

Check here if the Securities and Exchange Commission’s “householding” rule applies to you and you wish to continue receiving separate proxy materials without participating in the rule. [           ]

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Corporation, or shall vote in person at the Meeting.

PLEASE FILL IN DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

(Signature)	(Date)	(Signature)	(Date)

Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, guardians, attorneys and corporate officers should add their titles.